                  SECURITIES AND EXCHANGE COMMISSION

                        Washington, D.C.  20549


                         ____________________


                               FORM 8-K

                            CURRENT REPORT


                    Pursuant to Section 13 or 15(d)
                of the Securities Exchange Act of 1934

   Date of Report (Date of earliest event reported): February 18, 2003



                      Arcadia Receivables Finance Corp.
                 Associates Automobile Receivables Trust 1998-D
                    (Exact name of registrant as
                      specified in its charter)



         Delaware          333-82281            41-1743653
      (State or other     (Commission         (IRS Employer
      jurisdiction of     File Number)       Identification No.)
      incorporation)


290 E. Carpenter Freeway, Irving, Texas                  75062-2729
(Address of principal executive offices)                 (Zip Code)



Registrant's telephone number, including area code (972) 652-4000

Item 5.  Other Events.

   The Servicer's Certificate for the month of January 2003 was distributed to Noteholders on February 18, 2003.




Item 7(c). Exhibits


          Exhibit No.                   Description
          -----------             -----------------------

              20.1                Servicer's Certificate for the month of
                                     January 2003.




                              SIGNATURES




     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                               ARCADIA RECEIVABLES FINANCE CORP.


                                By: /s/

                                 ----------------------------
                                         Cindy A. Barmeier
                                     Assistant Vice President



Date: February 25, 2003

                         Distribution Date Statement to Certificateholders

 Series Number:          ASSOC 1998-D
 Issuer:                 Arcadia Automobile Receivables Trust

 Accounting Date:        31-Jan-03
 Distribution Date:      18-Feb-03
 Distribution #:         51
 W.A.C.                  16.4787%

 W.A.M.                  19.4800


 Trustee:                Wells Fargo
                         Mike Clark  (612) 667-0549

 Bond Administrator:     CitiMortgage, Inc.
                         Dan Radev (636) 256-6411





------------------------------------------------------------------------------------------------------------
                                       Current       Next
 Class      Coupon Type                Coupon        Coupon        Original Par       CUSIP #

------------------------------------------------------------------------------------------------------------

         A1                       Fixed      5.48200%     5.48200%     $13,000,000.00       039006BD2
         A2                       Fixed      5.56400%     5.56400%     $32,000,000.00       039006BE0
         A3                       Fixed      5.80000%     5.80000%     $55,000,000.00       039006BF7
         A4                       Fixed      5.65000%     5.65000%    $100,000,000.00       039006BG5
                                                                     -----------------
                                       Class A Total                  $200,000,000.00


                                                                     -----------------
                                                                      $200,000,000.00



                           Distribution Date Statement to Certificate Holders

Series Number:       ASSOC 1998-D
Distribution Date:   2/18/2003

----------------------------------------------------------------------------------------------------------------------
                                                                                                        Cum Unpaid
               Interest         Interest     Interest       Principal                   Interest Paid   Interest
     CLASS     Accrued         Shortfall    Recoveries      Recoveries   Interest Paid Per Certificate  Shortfall
----------------------------------------------------------------------------------------------------------------------

        A1         $0.00         $0.00          $0.00          $0.00             $0.00     0.00000000            $0.00
        A2         $0.00         $0.00          $0.00          $0.00             $0.00     0.00000000            $0.00
        A3    $65,495.12         $0.00          $0.00          $0.00        $65,495.12     1.19082036            $0.00
        A4    $63,801.28         $0.00          $0.00          $0.00        $63,801.28     0.63801280            $0.00
            ----------------------------------------------------------------------------------------------------------
A Total      $129,296.40         $0.00          $0.00          $0.00       $129,296.40                           $0.00


            ==========================================================================================================
 Total       $129,296.40         $0.00          $0.00          $0.00       $129,296.40                           $0.00



                             Distribution Date Statement to Certificateholders


Series_Number:          ASSOC 1998-D
Distribution Date:      2/18/2003


    -------------------------------------------------------------------------------------------------------------------
                                         Certificate                             Principal      Cumulative
                     Principal           Reductions         Principal            Paid           Principal
 CLASS               Due                 not part of        Paid                 Per            Loss
                                         distributions                           Certificate
    -------------------------------------------------------------------------------------------------------------------

                  A1               $0.00                $0.00              $0.00      0.00000000            0.00
                  A2               $0.00                $0.00              $0.00      0.00000000            0.00
                  A3         $829,614.37                $0.00        $829,614.37     15.08389764            0.00
                  A4         $829,614.37                $0.00        $829,614.37      8.29614370            0.00
                         ---------------------------------------------------------------------------------------
             A Total       $1,659,228.74                $0.00      $1,659,228.74                            0.00

                         ========================================================================================
          Total            $1,659,228.74                $0.00      $1,659,228.74                            0.00

                               Distribution Date Statement to Certificateholders

Series Number:           ASSOC 1998-D
Distribution Date:       2/18/2003




           ----------------------------------------------------------------------------------------------------------
                    Previous           Ending        Beginning         Ending           Ending      Final Scheduled
                    Period's           Period's     Balance Per        Balance Per      Balance     Distribution Date
CLASS               Balance            Balance       Certificate       Certificate     Pool Factor
          -----------------------------------------------------------------------------------------------------------

         A1              $0.00              $0.00       0.00000000         0.00000000      0.00000000     12/15/1999
         A2              $0.00              $0.00       0.00000000         0.00000000      0.00000000     11/15/2001
         A3     $13,550,713.61     $12,721,099.24     246.37661109       231.29271345      0.23129271      8/15/2006
         A4     $13,550,713.80     $12,721,099.43     135.50713800       127.21099430      0.12721099      8/15/2006
              ------------------------------------
     A Total    $27,101,427.41     $25,442,198.67


              ====================================
      Total     $27,101,427.41     $25,442,198.67





                              Distribution Date Statement to Certificateholders


Series Number:            ASSOC  1998-D
Distribution Date:        2/18/2003


      Delinquency Status

    --------------------

                   30+ days       60+ days      90+ days

               ---------------------------------------------

    Amount       1,247,020.91     497,036.76         743,618.66

   Stated Collateral Information

   -------------------------------

               Service Fees       Beginning Balance       Ending Balance
           --------------------------------------------------------------

                 $28,230.65         $27,101,425.86        $25,442,197.12

   Advances

   ----------

        Beginning Advances                                     67,711.67

        Current Month's Advances                               30,497.12
        Advance Recovery                                      -32,275.50

        Ending Advances                                        65,933.29

   Spread Account Information

   ---------------------------

        Beginning Balance                                   4,000,000.00

        Deposit to Spread Account                                   0.00
        Spread Account Additional Deposit                      74,187.04

        Net Withdraw from the Spread Account                  -77,101.78
        Disbursements of Excess                                     0.00

        Interest earnings on Spread Account                     2,914.74
        Ending Balance                                      4,000,000.00


   Collection Account Summary

  ------------------------------

        Total Interest Received                               369,158.29

        Principal Prepayments                                 283,843.32
        Principal Collected                                   994,828.03

        Total Principal Received                            1,278,671.35
        Total Payment Received                              1,647,829.64

        Net Liquidation Proceeds                               92,581.84
        Spread Account Withdraw                                77,101.78

        Collection Account Income                               1,020.91

        Total Available Funds                               1,816,755.79
        Net Payment to Trustee                              1,816,755.79



                      Current                   Current       3-Month      Trigger    EOD     Trigger            EOD      Capture
                      Month $     Cumulative    Month %       Average %       %         %     Broken    Cured    Broken   Event

                  ---------------------------------------------------------------------------------------------------------------


Delinquencies     2,487,676.33        N/A           9.7778%    10.2007%      8.20%      8.83%   Yes     N/A        Yes      No
Losses              287,975.55    20,031,670.41    10.2017%    10.0538%      9.36%     11.83%   Yes     No          No      No

Defaults            380,557.39    34,898,993.79   17.8213 %    17.6129%     18.73%     23.65%    No     No          No      No